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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 25, 1997


                          THE BOEING COMPANY
        (Exact name of registrant as specified in its charter)



        DELAWARE                       1-442                 91-0425694
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)


                     7755 East Marginal Way South
                          Seattle, Washington
               (address of principal executive offices)



Registrant's telephone number, including area code:  (206) 655-2121

                                  N/A
     (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

          On July 25, 1997, The Boeing Company announced that its shareholders have approved issuance of up to 278,796,294 new shares of Boeing common stock to accomplish the merger of a subsidiary of The Boeing Company and McDonnell Douglas Corporation.

          The transaction is expected to close on August 1, 1997.

          A copy of the press release issued by The Boeing Company on July 25, 1997 with respect to the shareholder vote is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired:

          Not applicable.

          (b) Pro forma financial information:

          Not applicable.

          (c) Exhibits:



      EXHIBIT
        NO.                        DESCRIPTION

       99.1    Press Release issued by The Boeing Company on July 25, 1997.


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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 25, 1997          THE BOEING COMPANY



                              By: /s/Theodore J. Collins
                                 ------------------------
                                 Senior Vice President and
                                 General Counsel


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                             EXHIBIT INDEX


          The following exhibits are filed herewith:


    EXHIBIT
       NO.                           DESCRIPTION

      99.1     Press Release issued by The Boeing Company  on July 25, 1997.